SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): February 12, 2010



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On February 12, 2010, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending December 31, 2009. A copy of the press release is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated February 12, 2010.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  February 12, 2010


                                       /s/Ronald J. Casciano
                                       ---------------------------------------
                                       Ronald J. Casciano
                                       Vice President, Chief Financial Officer,
                                       Treasurer and Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated February 12, 2010.

Exhibit 99.1  Press Release dated February 12, 2010.






RELEASE:    NEW HARTFORD, NY, February 12, 2010
CONTACT:    Christopher R. Byrnes (315) 738-0600 ext. 226
            cbyrnes@partech.com,  www.partech.com



                      PAR TECHNOLOGY CORPORATION ANNOUNCES

                     2009 FOURTH QUARTER & YEAR END RESULTS

o Company discloses several non-recurring charges associated with personnel actions, inventory of certain discontinued product lines and deferred tax assets

        -----------------------------------------------------------------

             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY- February 12, 2010 -- PAR Technology Corporation (NYSE: PTC), a provider of integrated hardware, software and service solutions to the restaurant, hotel/resort, and hospitality industries along with information technology services to the United States Government, today reported fourth quarter and year end 2009 financial results.

This press release provides financial information for net income per share that exclude the following one-time charges: (1) non-recurring charges for personnel actions, (2) the write down of certain inventory related to discontinued product lines, and (3) a valuation allowance for certain deferred tax assets. As such, the financial information is not presented in accordance with United States generally accepted accounting principles ("GAAP"). Management believes these non-GAAP financial measures provide meaningful supplemental information regarding our Company's performance, thereby enhancing the ability of investors to evaluate PAR's results for the periods presented. Please refer to the table below for supplemental information and corresponding reconciliation of non-GAAP adjusted financial measures to GAAP financial measure for the three months and twelve months ended December 31, 2009.

For the fourth quarter ended December 31, 2009, PAR reported revenues of $58.2 million down 11% when compared to the $65.4 million reported for the fourth quarter of 2008. Excluding special non-recurring charges, the Company reported non-GAAP adjusted net income of $601,000 and non-GAAP adjusted earnings per share of $0.04 for the period, versus net income of $1.5 million and earnings per share of $0.10 reported for the same period last year. On a GAAP basis, net loss for the fourth quarter was $4.9 million, representing a loss of $0.33 per diluted share.

For fiscal year 2009, PAR reported total revenues of $223 million, down 4% from the $233 million reported for fiscal year 2008. Non-GAAP adjusted net income for the year was $308,000, or non-GAAP adjusted $0.02 earnings per diluted share. The results represent a decrease from the $2.2 million of net income and $0.15 earnings per diluted share reported for fiscal year 2008. On a GAAP basis, net loss for 2009 was $5.2 million representing a loss $0.36 per diluted share.

These one-time charges incurred in the fourth quarter reduced operating income by approximately $6.5 million, comprised of $1.2 million related to personnel actions, and $5.3 million related to inventory. In addition the Company recorded a $1.4 million valuation allowance for certain deferred tax assets.

"The global economic environment represented a significant challenge for PAR throughout 2009. Although difficult in scope, we see improving stability in our markets and look forward to a much improved 2010," said John W. Sammon, PAR Chairman and Chief Executive Officer. "We have also taken significant steps this past quarter to make certain organizational changes that will deliver meaningful cost savings in 2010. With these cost reductions, coupled with expected increasing sales, we foresee improvement in profitability this year. Our fundamental long-term strategy remains intact and has not been affected by the cost reductions taken during this period."

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.


ABOUT PAR TECHNOLOGY
--------------------

PAR Technology Corporation creates and markets products that help hospitality operators around the world to better manage money, materials, people and the guest experience. PAR has provided hardware, software and services to the world's largest restaurant chains and their franchisees for almost 30 years. Today the Company's extensive offering include technology solutions for the full spectrum of hospitality operations, from boutique hotels and independent table service restaurants to international QSR chains, all backed by PAR's global service network. The Company has over 50,000 installations in 105 countries worldwide. PAR is also a leader in providing computer-based system design and engineering services to the U.S. Department of Defense and federal and state government agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company's website at www.partech.com.


                                       ###

                           PAR TECHNOLOGY CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)
                                   (unaudited)

                                                               December 31,
                                                         ----------------------
                                                            2009          2008
                                                         ---------    ---------
Assets
Current assets:
     Cash and cash equivalents .......................   $   3,907    $   6,227
     Accounts receivable-net .........................      47,013       53,582
     Inventories-net .................................      32,867       41,132
     Income tax refunds ..............................         438          208
     Deferred income taxes ...........................       6,362        5,301
     Other current assets ............................       2,329        3,588
                                                         ---------    ---------
         Total current assets ........................      92,916      110,038
Property, plant and equipment - net ..................       6,332        6,879
Deferred income taxes ................................       1,202        1,525
Goodwill .............................................      26,635       25,684
Intangible assets - net ..............................       7,243        8,251
Other assets .........................................       1,775        1,611
                                                         ---------    ---------
           Total Assets ..............................   $ 136,103    $ 153,988
                                                         =========    =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt ...............   $   1,404    $   1,079
     Borrowings under lines of credit ................       2,000        8,800
     Accounts payable ................................      12,942       15,293
     Accrued salaries and benefits ...................       7,607        8,360
     Accrued expenses ................................       3,868        3,962
     Customer deposits ...............................       1,782        6,157
     Deferred service revenue ........................      16,598       16,318
                                                         ---------    ---------
         Total current liabilities ...................      46,201       59,969
                                                         ---------    ---------
Long-term debt .......................................       4,455        5,852
                                                         ---------    ---------
Other long-term liabilities ..........................       2,212        1,910
                                                         ---------    ---------
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized ...................        --           --
     Common stock, $.02 par value,
       29,000,000 shares authorized;
       16,449,695 and 16,189,718 shares issued;
       14,796,940 and 14,536,963 outstanding .........         329          324
     Capital in excess of par value ..................      41,382       40,173
     Retained earnings ...............................      47,482       52,668
     Accumulated other comprehensive loss ............        (449)      (1,399)
     Treasury stock, at cost, 1,652,755 shares .......      (5,509)      (5,509)
                                                         ---------    ---------
         Total shareholders' equity ..................      83,235       86,257
                                                         ---------    ---------
           Total Liabilities and Shareholders' Equity    $ 136,103    $ 153,988
                                                         =========    =========



                                             PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                                                CONSOLIDATED STATEMENTS OF OPERATIONS
                                              (in thousands, except per share amounts)
                                                             (unaudited)

                                                            For the three months                 For the year ended
                                                             ended December 31,                     December 31,
                                                      --------------------------------    --------------------------------
                                                          2009                2008              2009              2008
                                                      -------------     --------------    --------------    --------------
Net revenues:
     Product ......................................   $       19,918    $       23,197    $       72,555    $       81,763
     Service ......................................           17,989            22,131            74,046            75,430
     Contract .....................................           20,300            20,051            76,447            75,494
                                                      --------------    --------------    --------------    --------------
                                                              58,207            65,379           223,048           232,687
                                                      --------------    --------------    --------------    --------------
Costs of sales:
     Product ......................................           14,367            15,387            48,945            49,440
     Service ......................................           16,661            14,595            56,408            54,421
     Contract .....................................           19,158            18,899            72,220            71,376
                                                      --------------    --------------    --------------    --------------
                                                              50,186            48,881           177,573           175,237
                                                      --------------    --------------    --------------    --------------
     Gross margin .................................            8,021            16,498            45,475            57,450
                                                      --------------    --------------    --------------    --------------
Operating expenses:
     Selling, general and administrative ..........            9,386             9,866            36,207            36,790
     Research and development .....................            4,069             3,724            14,196            15,295
     Amortization of identifiable intangible assets              233               368             1,337             1,535
                                                      --------------    --------------    --------------    --------------
                                                              13,688            13,958            51,740            53,620
                                                      --------------    --------------    --------------    --------------
Operating income (loss) ...........................           (5,667)            2,540            (6,265)            3,830
Other income (loss), net ..........................             (109)              162               165               921
Interest expense ..................................              (72)             (431)             (400)           (1,176)
                                                      --------------    --------------    --------------    --------------

Income (loss) before provision for income taxes ...           (5,848)            2,271            (6,500)            3,575
(Provision) benefit for income taxes ..............              955              (810)            1,314            (1,358)
                                                      --------------    --------------    --------------    --------------
Net income (loss) .................................   $       (4,893)   $        1,461    $       (5,186)   $        2,217
                                                      ==============    ==============    ==============    ==============
Earnings (loss) per share
     Basic ........................................   $         (.33)   $          .10    $         (.36)   $          .15
     Diluted ......................................   $         (.33)   $          .10    $         (.36)   $          .15
Weighted average shares outstanding
     Basic ........................................           14,666            14,470            14,547            14,421
                                                      ==============    ==============    ==============    ==============
      Diluted .....................................           14,666            14,689            14,547            14,761
                                                      ==============    ==============    ==============    ==============

Reconciliation of GAAP net income to adjusted non - GAAP net income

                                                 For the
                                               three months   For the
                                                  ended      year ended
                                               December 31, December 31,
                                                   2009         2009
                                              -----------   -----------

GAAP Net loss ................................   $(4,893)   $(5,186)

Adjustments:
     Cost of sales
          Product ............................       944        944
          Service ............................     4,509      4,509
                                                 -------    -------
               Total cost of sales ...........     5,453      5,453

     Operating expenses
          Selling, general and administrative        512        512
          Research and development ...........       548        548
                                                 -------    -------
               Total operating expenses ......     1,060      1,060

                                                 -------    -------
Total adjustments ............................     6,513      6,513

Income taxes
     Tax effect of adjusting items ...........    (2,423)    (2,423)
     Valuation allowance .....................     1,404      1,404
                                                 -------    -------
          Total income taxes .................    (1,019)    (1,019)

Adjusted non-GAAP net income .................   $   601    $   308
                                                 =======    =======

Adjusted non-GAAP net income per diluted share   $  0.04    $  0.02
                                                 =======    =======


The Company reports its financial results in accordance with GAAP. However, non-GAAP adjusted financial measures, as defined in the reconciliation table above, are provided herein because management uses such measures in evaluating the results of the continuing operations of the Company and believes this information provides investors better insight into underlying business trends and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.


For the three and twelve months ended December 31, 2009, the Company recorded total charges of $6.5 million primarily related to a non-recurring write-down of certain inventory associated with discontinued products and personnel actions related to the consolidation of some of its facilities. Of the total charges, $5.3M is associated with inventory, while the remaining $1.2M is associated with personnel actions. Additionally, the Company recorded a $1.4M valuation allowance for certain deferred tax assets. These charges have been excluded in the Company's non-GAAP measures because they are considered non-recurring in nature and are quantitatively and qualitatively different from the Company's core operations during any particular period.